UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2018

Diplomat Pharmacy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Michigan	001-36677	38-2063100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 S. Saginaw St.

Flint, Michigan 48507

(Address of Principal Executive Offices)  (Zip Code)

(888) 720-4450

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Named Executive Officer Annual Target Compensation

On March 27, 2018, the Board of Directors (the “Board”) of Diplomat Pharmacy, Inc. (the “Company”) approved changes to the structure of the annual target compensation of certain of its named executive officers: Joel Saban, President, Atul Kavthekar, Chief Financial Officer and Gary Rice, Executive Vice President of Operations. Specifically, the allocation of the annual equity award for each of Messrs. Saban, Kavthekar and Rice was modified for 2018 to consist of 50% performance-based restricted stock units (“RSUs”), 25% time-based RSUs, and 25% time-based stock options. The terms of the awards are as described further below. In addition, the base salary, annual target bonus and annual target equity award for each named executive officer was modified as set forth herein.

Based on the experience, performance, responsibilities and anticipated annual growth, as well as retention, incentive and market factors and in consultation with an independent third-party compensation consultant, the Board approved the 2018 annual target compensation for each of the named executive officers, noted above, as follows. Mr. Saban’s base salary was increased from $450,000 to $500,000, his annual target bonus was increased from 60% to 75% of base salary, and his annual target equity award was increased from 100% to 360% of base salary. Mr. Kavthekar’s base salary was increased from $400,000 to $450,000, his annual target bonus was increased from 50% to 65% of base salary, and his annual target equity award was increased from 100% to 222% of base salary. Mr. Rice’s base salary was increased from $320,000 to $340,000, his annual target bonus was increased from 40% to 45% of base salary, and his annual target equity award was increased from 60% to 100% of base salary.

For 2018, the earned bonus of the named executive officers is based on the achievement of certain revenue, Adjusted EBITDA, and individual annual performance goals, which represent 30%, 60% and 10%, respectively, of the target bonus.  In addition, a minimum Adjusted EBITDA target must be satisfied in order for there to be a payout of the revenue component.  The above named executive officers can earn 50% to 200% of their respective target bonus based on the performance goal for each component.

Performance-Based Restricted Stock Unit Awards

On March 27, 2018, the Board approved a form of Restricted Stock Unit Award Agreement (Performance-Based) (the “RSU Award Agreement”) for RSUs to be issued from time to time under the Company’s 2014 Omnibus Incentive Plan.  Under the terms of the RSU Award Agreement, the Company may issue the right, which will be earned or forfeited based upon the Company’s performance relative to Adjusted EBITDA goals for the applicable year, to receive shares of common stock, no par value, of the Company (“Common Stock”) on the basis of one share of Common Stock for each RSU, provided that the grantee has remained continuously employed by the Company from the grant date to such vesting date. Grantees may earn 50% to 200% of their respective target equity awards based on the performance goal. The earned RSUs, if any, will vest in three annual installments, with the first installment vesting upon Audit Committee confirmation of the satisfaction of the performance goal, and the remaining installments vesting annually thereafter.  The RSU Award Agreement also provides for the termination of the award upon termination of employment for any reason, except for double-trigger accelerated vesting for specified terminations upon a change in control. The Form of Restricted Stock Unit Award Agreement (Performance-Based) is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On March 27, 2018, the Board approved the issuance of performance-based RSUs to the Company’s named executive officers in the following target amounts:  Mr. Saban, 40,000 performance-based RSUs; Mr. Kavthekar, 22,200 performance-based RSUs; and Mr. Rice, 7,556 performance-based RSUs.

Time-Based Restricted Stock Unit Awards

On March 27, 2018, the Board approved the issuance of time-based RSU awards, pursuant to the Form of Restricted Stock Unit Award Agreement (Time-Based) as contained in Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on April 6, 2017, to certain employees, including certain of the Company’s named executive officers in the following amounts:  Mr. Saban, 20,000 time-based RSUs; Mr. Kavthekar, 11,100 time-

based RSUs; and Mr. Rice 3,778 time-based RSUs.  The time-based RSUs will vest pro rata in three annual installments from the grant date.

Time-Based Stock Option Awards

On March 27, 2018, the Board approved a form of Stock Option Award Agreement (Time-Based) (the “Option Award Agreement”) for options to be issued from time to time under the Company’s 2014 Omnibus Incentive Plan.  The new form of Option Award Agreement is substantially similar to the form of award for time-vested options previously filed with the SEC, except that the Option Award Agreement contains revised provisions regarding vesting. Under the terms of the Option Award Agreement, the Company may issue options to purchase a number of shares of Common Stock.  The time-based options will vest pro rata in three annual installments from the grant date. The Option Award Agreement also provides for termination of the award in certain cases of employment termination without connection to any change in control event, and contains provisions regarding “double-trigger” vesting in the case of termination following a change in control under certain circumstances.  The Form of Stock Option Award Agreement (Time-Based) is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On March 27, 2018, the Board approved the issuance of time-based option awards to certain employees, including certain of the Company’s named executive officers in the following amounts:  Mr. Saban, 47,539 options; Mr. Kavthekar, 26,384 options; and Mr. Rice, 8,980 options.

Item 9.01              Financial Statements and Exhibits.

(d)                           Exhibits

No.	Description
10.1	Form of Restricted Stock Unit Award Agreement (Performance-Based)
10.2	Form of Stock Option Award Agreement (Time-Based)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diplomat Pharmacy, Inc.

By:	/s/ Atul Kavthekar
Atul Kavthekar
Chief Financial Officer

Date: March 29, 2018